SIXTH AMENDMENT TO REVOLVING
                           LOAN AGREEMENT


     This Sixth Amendment to Revolving Loan Agreement is entered into as of the 6th day of August, 1996 between PST Vans, Inc., a Utah corporation (the "Borrower") and The Bank of New York (the
"Bank").

RECITALS:

     A. Borrower and Bank entered into a Revolving Loan Agreement with Letter of Credit Facility (the "Loan Agreement") dated March 7, 1994. In connection with this Loan Agreement, Borrower made, executed and delivered to Bank a Revolving Promissory Note, dated March 7, 1994 in the principal amount of $9,500,000 (the "Note"). Also in connection with the Loan Agreement, and as security for payment of Borrower's obligations under the Note and Loan Agreement, Borrower executed a Security Agreement (the "Security Agreement") dated March 7, 1994, wherein Borrower granted to Bank a security interest in the Collateral, as defined in the Security Agreement. The Note, Loan Agreement, Security Agreement and all other documents executed by Borrower and Bank in connection with the Loan Agreement are hereafter sometimes referred to collectively as the "Loan Documents".

     B. Borrower is in the process of obtaining additional financing from Congress Financial Corporation ("Congress") in the form of a secured loan in an amount not to exceed $7,000,000.00
(the "Congress Loan").

     C. Borrower has requested that Bank modify the terms of the Loan Documents in order to enable Borrower to obtain the Congress
Loan.

     D. Bank is willing to modify the terms of the Loan Documents on the terms and conditions stated herein.

     NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower and Bank agree as follows:

     1. Affirmation of Security Interest. Borrower reaffirms and acknowledges the security interest granted to Bank in the Security Agreement in which Borrower grants to Bank a security interest in the "Collateral" defined as all of the following, whether now owned or hereafter acquired by Borrower:

               i. All present and future contracts, contract rights, accounts, accounts receivable and other rights to payment for goods sold or leased or for services rendered, whether now existing or hereafter arising and wherever arising, and whether or not they have been earned by performance, and all accessions and additions thereto, substitutions and replacements therefor, and the products and proceeds thereof;

               ii. All equipment, including without limitation, all machinery, all manufacturing, distribution, selling, data processing and office equipment, all furniture, furnishings, appliances, fixtures and trade fixtures, tools, vehicles (excluding rolling stock in which title is represented by a certificate of title), and all other goods of every type and description, in each instance whether now owned or hereafter acquired and wherever located, and all additions and accessions thereto, substitutions and replacements therefor, and the products and proceeds thereof;

               iii. All chattel paper and all payments thereunder and instruments and other property (other than real property) from time to time delivered in respect thereof or in exchange therefor, and all instruments, bills of lading, warehouse receipts and other documents of title and documents, in each instance whether now owned or hereafter acquired, and all additions and accessions thereto, substitutions and replacements therefor, and the products and proceeds thereof;

               iv. All rights, interests, choses in action, causes of actions, claims, deposits, deposit accounts, security deposits, insurance deposits, general intangibles and all other intangible property of every kind and nature, whether now owned or hereafter acquired, whenever and wherever arising, and all additions and accessions thereto, substitutions and replacements therefor, and the products and proceeds thereof; and

               v. All property (other than real property) or interests in property (other than real property) now owned or hereafter acquired which now may be owned or hereafter may come into the possession, custody or control of the Bank or any agent or affiliate of the Bank in any way or for any purpose (whether for safekeeping, deposit, custody, pledge, transmission, collection or otherwise), and all rights and interests, now existing or hereafter arising and however and wherever arising, in respect of any and all (i) notes, drafts, letters of credit, stocks, bonds, and debt and equity securities, whether or not certificated, and warrants, options, puts and calls and other rights to acquire or otherwise relating to the same; (ii) money; (iii) proceeds of loans, including, without limitation, any loans made by the Bank; and (iv) insurance proceeds and books and records relating to the foregoing, and all additions and accessions thereto, substitutions and replacements therefor, and the products and proceeds thereof.

     2. Silent Second on Accounts. Notwithstanding anything to the contrary in the Security Agreement, Bank agrees that, in relation to the portion of the Collateral, Bank's security interest is subordinate to and subject to a security interest granted or to be granted by Borrower in favor of Congress in connection with the Congress Loan as set forth in the Intercreditor and Subordination Agreement between Congress and Bank, a copy of which is attached hereto and incorporated herein as Exhibit "A". The scope and extent of the subordination is described in the attached Intercreditor and Subordination Agreement with the exact description of the affected Collateral set forth in Exhibit "B" to said Agreement. Bank further agrees, as an accommodation to

Borrower, that Bank will take no action to collect Accounts or otherwise enforce its remedies as against Accounts so long as any indebtedness owed by Borrower to Congress under the Congress Loan (and secured by a security interest in the Accounts) is outstanding. Nothing in this paragraph 2 shall prevent Bank from taking whatever steps are deemed necessary by Bank to perfect its security interest in Accounts (including the filing of any UCC financing statements and continuation statements) and further nothing in this paragraph 2 modifies or eliminates Borrower's obligation to provide Bank a perfected security interest in the Accounts.

     3. Incorporation by Reference. The entire Loan Agreement and any prior written amendments (the "Prior Amendment") are hereby incorporated by this reference into this Amendment as if those agreements were fully set out in the text of this Amendment, subject however, to the modifications and amendments which are herein set forth. Accordingly, all defined terms found in the Loan Agreement and the Prior Amendment shall have the same meaning herein (including in the recitals above), except to the extent that amendments to such definitions are made in this Amendment.

     4. Borrower Acknowledgments and Waivers. Borrower hereby represents, warrants, acknowledges and agrees that, as of the date hereof: (a) Borrower has no offsets, counterclaims or other claims of damage or liability against Bank or defenses to payments due under the Obligations, Borrower, in all events, hereby knowingly and intentionally waiving, relinquishing and releasing the right to assert or claim any of the foregoing; (b) Bank is not nor has it been in breach or default of any of the duties or obligations of Bank under any of the Loan Documentation, and Borrower fully and knowingly hereby waives, releases and relinquishes the right to make any claim for the same; (c) the execution and performance of this Amendment have been duly authorized pursuant to all necessary corporate authority; and (d) the recitals set forth above in this Amendment are true. Borrower further reaffirms its obligations hereunder and all of the Obligations, as modified hereby. Except as specifically and expressly provided in writing signed by the Bank, neither this Amendment nor any action taken in accordance herewith shall constitute a release or waiver of any obligation or liability of Borrower under the Loan Documentation, including the Loan Agreement or the Note.

     5. Integration. The incorporation herein of the Loan Agreement and the Prior Amendment accomplishes a full integration of the agreements of the Borrower and Bank and the Loan Agreement shall now be the integrated and coordinated compilation of the original Loan Agreement, the Prior Amendment and this Amendment and is the final and definitive written expression and agreement of the parties with respect to the subject matter thereof. All prior writings and notes are superseded by this integrated agreement, provided that nothing herein is meant to abrogate, except to the extent specifically modified or amended hereby, the Note, the Loan Agreement, or any of the other Loan Documentation. No prior oral understanding or agreement contradictory to the terms of this Amendment and the integrated Loan Agreement survives the execution hereof.

     6. Further Assurances. Borrower agrees to take or cause to be taken all such other actions as shall be reasonably required by Bank in connection with and in perfection or continuation of the rights of the Bank with respect to the Obligations. Borrower shall also execute or cause to be executed such other documents, papers, instruments and agreements which are deemed, in the reasonable judgment of the Bank, to be necessary to complete, perfect or otherwise finalize the agreements and arrangements contemplated by this Amendment.

     7.   Counterparts.  This Sixth Amendment to Revolving Loan
Agreement may be signed in any number of counterparts, each of which shall be deemed an original, and such counterparts together shall constitute one and the same agreement.

     IN WITNESS WHEREOF the parties hereto have caused this Sixth
Amendment to be executed as of the date first written above.

BORROWER:                          THE BANK:

PST VANS, INC.                     THE BANK OF NEW YORK


By:                                By:

Its:                               Its:

                  SEVENTH AMENDMENT TO REVOLVING
                          LOAN AGREEMENT



     This Seventh Amendment to Revolving Loan Agreement (the
"Amendment") is entered into as of the 30th day of September, 1996, between PST Vans, Inc., a Utah corporation (the "Borrower") and The Bank of New York (the "Bank").

RECITALS:

     A. Borrower and Bank entered into a Revolving Loan Agreement with Letter of Credit Facility (the "Loan Agreement") dated
March 7, 1994 (as amended). In connection with the Loan Agreement, Borrower made, executed and delivered to Bank a Revolving Promissory Note, dated March 7, 1994, in the principal amount of $9,500,000 (the "Note"). Also in connection with the Loan Agreement, and as security for payment of Borrower's obligations under the Note and Loan Agreement, Borrower executed a Security Agreement (the "Security Agreement") dated March 7, 1994, wherein Borrower granted to Bank a security interest in the Collateral, as defined in the Security Agreement. The Note, Loan Agreement, Security Agreement and all other documents executed by Borrower and Bank in connection with the Loan Agreement are hereafter sometimes referred to collectively as the "Loan Documents".

     B. Borrower has requested that Bank modify the terms of the Loan Agreement with respect to certain financial covenants and that other changes to the Loan Agreement be made.

     C. Bank is willing to modify the terms of the Loan Documents on the terms and conditions stated herein.

     NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower and Bank agree as follows:

     1. Debt Service Coverage Ratio. Section 5.8(b) of the Loan Agreement is amended to provide that the debt service coverage ratio for the quarter ending September 30, 1996, shall be at least
 .69 to 1.00, and for the quarter ending December 31, 1996, shall be at least .80 to 1.00. All other quarterly calculations shall be governed by the minimum ratio of 1.30 to 1.00 as stated in the Loan Agreement.

     2. Fixed Charge Coverage Ratio. Section 5.8(c) of the Loan Agreement is amended to provide that the fixed charge coverage ratio for the quarter ending September 30, 1996, shall be at least
 .81 to 1.00, and for the quarter ending December 31, 1996, shall be at least .86 to 1.00. All other quarterly calculations shall be governed by the minimum ratio of 1.30 to 1.00 as stated in the Loan Agreement.

     3. Payment of Excess Letter of Credit Draws. With respect to the Bank's security interest in the right and claim of Borrower to have draws under a Letter of Credit that exceed the amounts that are otherwise due to beneficiary returned to Borrower (as provided in Section 4 of the Fifth Amendment to Revolving Loan Agreement entered into as of the 29th of March, 1996), by not later than

October 15, 1996, Borrower shall transmit irrevocable instructions to each beneficiary of the Standby Letters of Credit to pay any such excess to Bank directly rather than to Borrower and provide Bank evidence of such transmittal. The irrevocable instructions shall be in the general form of Exhibit "A" attached hereto and incorporated herein. Nothing in this section shall be deemed to be an acknowledgment by Borrower or the Bank that any beneficiary is entitled to draw on a Letter of Credit an amount that is greater than the amount that is owed at the time to the beneficiary.

     4. Reduction in Letter of Credit Facility. By not later than October 15, 1996, Borrower shall reduce permanently and shall provide to Bank evidence thereof, the Letter of Credit Facility by a minimum amount of $600,000.00.

     5.   No Obligation to Enter into Additional Amendments.
Borrower agrees and acknowledges that this Seventh Amendment, together with all prior Amendments entered into between Borrower and Bank, shall create no further obligations on Bank to enter into any additional amendments in the future.

     6. Affirmation of Security Interest. Borrower reaffirms and acknowledges the security interests heretofore granted to Bank in the Security Agreement and any prior Amendments to the Revolving
Loan Agreement.

     7. Incorporation by Reference. The entire Loan Agreement and any prior written amendments (the "Prior Amendment") are hereby incorporated by this reference into this Amendment as if those agreements were fully set out in the text of this Amendment, subject however, to the modifications and amendments which are herein set forth. Accordingly, all defined terms found in the Loan Agreement and the Prior Amendment shall have the same meaning herein (including in the recitals above), except to the extent that amendments to such definitions are made in this Amendment.

     8. Borrower Acknowledgments and Waivers. Borrower hereby represents, warrants, acknowledges and agrees that, as of the date hereof: (a) Borrower has no offsets, counterclaims or other claims of damage or liability against Bank or defenses to payments due under the Obligations, and Borrower, in all events, hereby knowingly and intentionally waives, relinquishes and releases the right to assert or claim any of the foregoing; (b) Bank is not nor has it been in breach or default of any of the duties or obligations of Bank under any of the Loan Documentation, and Borrower fully and knowingly hereby waives, releases and relinquishes the right to make any claim for the same; (c) the execution and performance of this Amendment have been duly authorized pursuant to all necessary corporate authority; and (d) the recitals set forth above in this Amendment are true. Borrower further reaffirms its obligations hereunder and all of the Obligations, as modified hereby. Except as specifically and expressly provided in writing signed by the Bank, neither this Amendment nor any action taken in accordance herewith shall constitute a release or waiver of any obligation or liability of Borrower under the Loan Documentation, including the Loan Agreement or the Note.

     9. Integration. The incorporation herein of the Loan Agreement and the Prior Amendment accomplishes a full integration of the agreements of the Borrower and Bank and the Loan Agreement shall now be the integrated and coordinated compilation of the original Loan Agreement, the Prior Amendment and this Amendment and is the final and definitive written expression and agreement of the parties with respect to the subject matter thereof. All prior writings and notes are superseded by this integrated agreement, provided that nothing herein is meant to abrogate, except to the extent specifically modified or amended hereby, the Note, the Loan Agreement, or any of the other Loan Documentation. No prior oral understanding or agreement contradictory to the terms of this Amendment and the integrated Loan Agreement survives the execution hereof.

     10. Further Assurances. Borrower agrees to take or cause to be taken all such other actions as shall be reasonably required by Bank in connection with and in perfection or continuation of the rights of the Bank with respect to the Obligations. Borrower shall also execute or cause to be executed such other documents, papers, instruments and agreements which are deemed, in the reasonable judgment of the Bank, to be necessary to complete, perfect or otherwise finalize the agreements and arrangements contemplated by this Amendment.

     11.  Counterparts.  This Seventh Amendment to Revolving Loan
Agreement may be signed in any number of counterparts, each of which shall be deemed an original, and such counterparts together shall constitute one and the same agreement.

                  SEVENTH AMENDMENT TO REVOLVING
                          LOAN AGREEMENT


     IN WITNESS WHEREOF the parties hereto have caused this Seventh Amendment to be executed as of the date first written above.

BORROWER:                          THE BANK:

PST VANS, INC.                     THE BANK OF NEW YORK



By:                                By:

Its:                               Its:

                  EIGHTH AMENDMENT TO REVOLVING
                          LOAN AGREEMENT



     This Eighth Amendment to Revolving Loan Agreement (the
"Amendment") is entered into as of the 27th day of December, 1996, between PST Vans, Inc., a Utah corporation (the "Borrower") and The Bank of New York (the "Bank").

RECITALS:

     A. Borrower and Bank entered into a Revolving Loan Agreement with Letter of Credit Facility (the "Loan Agreement") dated
March 7, 1994 (as amended). In connection with the Loan Agreement, Borrower made, executed and delivered to Bank a Revolving Promissory Note, dated March 7, 1994, in the principal amount of $9,500,000 (the "Note"). Also in connection with the Loan Agreement, and as security for payment of Borrower's obligations under the Note and Loan Agreement, Borrower executed a Security Agreement (the "Security Agreement") dated March 7, 1994, wherein Borrower granted to Bank a security interest in the Collateral, as defined in the Security Agreement. The Note, Loan Agreement, Security Agreement and all other documents executed by Borrower and Bank in connection with the Loan Agreement are hereafter sometimes referred to collectively as the "Loan Documents".

     B. Borrower has requested that Bank modify the terms of the Loan Agreement with respect to certain financial covenants and that other changes to the Loan Agreement be made.

     C. Since July 1, 1996, Bank has incurred legal expenses and costs in the amount of $5,011.06 in connection with (i) negotiating and documenting an extension agreement with Zion's Bank relating to Borrower's accounts receivable financing, (ii) negotiating and documenting a subordination agreement with Congress Financial relating to Borrower's replacement accounts receivable financing, and (iii) negotiating and documenting the Seventh Amendment to the Loan Agreement. In addition, Bank is incurring legal expenses and costs in the amount of $450.00 in connection with this Eighth Amendment. In summary Bank has incurred or will incur legal expenses and costs totalling $5,461.06 relating to the Loan Agreement. Bank has paid $604.00 of the fees and costs incurred, leaving an unpaid balance due to Bank's counsel of $4,857.06.

     D. Bank is willing to modify the terms of the Loan Documents on the terms and conditions stated herein.

     NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower and Bank agree as follows:

     1. Debt Service Coverage Ratio. Section 5.8(b) of the Loan Agreement is amended to provide that the debt service coverage ratio for the quarter ending December 31, 1996, shall be at least
 .60 to 1.00. All other quarterly calculations shall be governed by the minimum ratio of 1.30 to 1.00 as stated in the Loan Agreement.

     2. Fixed Charge Coverage Ratio. Section 5.8(c) of the Loan Agreement is amended to provide that the fixed charge coverage ratio for the quarter ending December 31, 1996 shall be at least
 .71 to 1.00. All other quarterly calculations shall be governed by the minimum ratio of 1.30 to 1.00 as stated in the Loan Agreement.

     3. Reduction in Letter of Credit Facility. By not later than January 31, 1997, Borrower shall reduce permanently and shall provide to Bank evidence thereof, the Letter of Credit Facility by a minimum amount of $1,500,000.00.

     4. Contemporaneously with the delivery of this Eighth Amendment, Borrower shall deliver to Ray, Quinney & Nebeker two (2) payments in the form of checks or drafts, the first made payable to Ray, Quinney & Nebeker in the amount of $4,857.06 and the second made payable to The Bank of New York in the amount of $604.00.

     5.   No Obligation to Enter into Additional Amendments.
Borrower agrees and acknowledges that this Eighth Amendment, together with all prior Amendments entered into between Borrower and Bank, shall create no further obligations on Bank to enter into any additional amendments in the future.

     6. Affirmation of Security Interest. Borrower reaffirms and acknowledges the security interests heretofore granted to Bank in the Security Agreement and any prior Amendments to the Revolving
Loan Agreement.

     7. Incorporation by Reference. The entire Loan Agreement and any prior written amendments (the "Prior Amendment") are hereby incorporated by this reference into this Amendment as if those agreements were fully set out in the text of this Amendment, subject however, to the modifications and amendments which are herein set forth. Accordingly, all defined terms found in the Loan Agreement and the Prior Amendment shall have the same meaning herein (including in the recitals above), except to the extent that amendments to such definitions are made in this Amendment.

     8. Borrower Acknowledgments and Waivers. Borrower hereby represents, warrants, acknowledges and agrees that, as of the date hereof: (a) Borrower has no offsets, counterclaims or other claims of damage or liability against Bank or defenses to payments due under the Obligations, and Borrower, in all events, hereby knowingly and intentionally waives, relinquishes and releases the right to assert or claim any of the foregoing; (b) Bank is not nor has it been in breach or default of any of the duties or obligations of Bank under any of the Loan Documentation, and Borrower fully and knowingly hereby waives, releases and relinquishes the right to make any claim for the same; (c) the execution and performance of this Amendment have been duly authorized pursuant to all necessary corporate authority; and (d) the recitals set forth above in this Amendment are true. Borrower further reaffirms its obligations hereunder and all of the Obligations, as modified hereby. Except as specifically and expressly provided in writing signed by the Bank, neither this Amendment nor any action taken in accordance herewith shall constitute a release or waiver of any obligation or liability of Borrower under the Loan Documentation, including the Loan Agreement or the Note.

     9. Integration. The incorporation herein of the Loan Agreement and the Prior Amendment accomplishes a full integration of the agreements of the Borrower and Bank and the Loan Agreement shall now be the integrated and coordinated compilation of the original Loan Agreement, the Prior Amendment and this Amendment and is the final and definitive written expression and agreement of the parties with respect to the subject matter thereof. All prior writings and notes are superseded by this integrated agreement, provided that nothing herein is meant to abrogate, except to the extent specifically modified or amended hereby, the Note, the Loan Agreement, or any of the other Loan Documentation. No prior oral understanding or agreement contradictory to the terms of this Amendment and the integrated Loan Agreement survives the execution hereof.

     10. Further Assurances. Borrower agrees to take or cause to be taken all such other actions as shall be reasonably required by Bank in connection with and in perfection or continuation of the rights of the Bank with respect to the Obligations. Borrower shall also execute or cause to be executed such other documents, papers, instruments and agreements which are deemed, in the reasonable judgment of the Bank, to be necessary to complete, perfect or otherwise finalize the agreements and arrangements contemplated by this Amendment.

     11.  Counterparts.  This Eighth Amendment to Revolving Loan
Agreement may be signed in any number of counterparts, each of which shall be deemed an original, and such counterparts together shall constitute one and the same agreement.

                  EIGHTH AMENDMENT TO REVOLVING
                          LOAN AGREEMENT


     IN WITNESS WHEREOF the parties hereto have caused this Eighth Amendment to be executed as of the date first written above.

BORROWER:                          THE BANK:

PST VANS, INC.                     THE BANK OF NEW YORK



By:                                By:

Its:                               Its:

                   NINTH AMENDMENT TO REVOLVING
                          LOAN AGREEMENT



     This Ninth Amendment to Revolving Loan Agreement (the
"Amendment") is entered into as of the 21st day of March, 1997, between PST Vans, Inc., a Utah corporation (the "Borrower") and The Bank of New York (the "Bank").

RECITALS:

     A. Borrower and Bank entered into a Revolving Loan Agreement with Letter of Credit Facility (the "Loan Agreement") dated
March 7, 1994 (as amended). In connection with the Loan Agreement, Borrower made, executed and delivered to Bank a Revolving Promissory Note, dated March 7, 1994, in the principal amount of $9,500,000 (the "Note"). Also in connection with the Loan Agreement, and as security for payment of Borrower's obligations under the Note and Loan Agreement, Borrower executed a Security Agreement (the "Security Agreement") dated March 7, 1994, wherein Borrower granted to Bank a security interest in the Collateral, as defined in the Security Agreement. The Note, Loan Agreement, Security Agreement and all other documents executed by Borrower and Bank in connection with the Loan Agreement are hereafter sometimes referred to collectively as the "Loan Documents".

     B. Borrower has requested that Bank modify the terms of the Loan Agreement with respect to certain financial covenants and that other changes to the Loan Agreement be made.

     C. Since January 1, 1997, Bank has incurred and is incurring legal expenses and costs in the amount of $1,500 in connection with negotiating and documenting this Ninth Amendment.

     D. Bank is willing to modify the terms of the Loan Documents on the terms and conditions stated herein.

     NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower and Bank agree as follows:

     1. By not later than July 31, 1997, Borrower shall reduce permanently and shall provide to Bank evidence thereof, the Letter of Credit Facility by a minimum amount of $1,000,000.

     2. By not later than September 30, 1997, Borrower shall reduce permanently and shall provide to Bank evidence thereof, the Letter of Credit Facility by an additional minimum amount of $2,000,000.

     3. The Termination Date under the Loan Agreement shall be December 31, 1997 (unless termination occurs under Section 8.2 of the Agreement), and all remaining letters of credit must be terminated no later than that date. If on the Termination Date, there are undrawn letters of credit that remain outstanding, Borrower must (i) deposit in an account with the Bank (with Borrower having no right to withdraw the funds), an amount at least equal to one hundred and five percent (105%) of the amount of all such outstanding letters of credit, which account shall be held exclusively as security for the reimbursement obligations associated with those letters of credit, or (ii) deliver an unconditional letter or letters of credit, each in a form acceptable to the Bank and each issued by an institution acceptable to the Bank that total one hundred and five percent (105%) of the amount of all the outstanding letters of credit issued by the Bank for the account of Borrower, which shall serve to ensure payment of the reimbursement obligations of Borrower to the Bank.

     4. In addition to other charges, fees and payments payable under the Loan Agreement, Borrower shall pay to the Bank a one percent (1%) annual fee through March 31, 1997; and one and one-half percent (1.5%) annual fee from April 1, 1997 through June 30, 1997; and thereafter a two percent (2%) annual fee on the undrawn portion of the letters of credit, payable in advance on a calendar quarterly basis on the first day of each such quarter.

     5. Section 5.8(a) of the Loan Agreement is modified to provide that Borrower shall maintain its Tangible Net Worth at the following minimum levels for the time period stated:

          Time Period              Tangible Net Worth

          1/31/97 to 3/31/97       $10,700,000

          4/1/97 to 6/30/97        $10,225,000

          7/1/97 to 12/31/97       $9,750,000

"Tangible Net Worth" is defined as the amount by which the par value (or value stated on the books of Borrower) of all classes of the capital stock of Borrower plus (or minus in the case of deficit) the amount of surplus, whether capital or earned, of the Borrower for goodwill, licenses, patents, trademarks, treasury stock, unamortized debt discount and expense, leasehold improvements and other intangibles for cost of investments in excess of net assets at the time of acquisition by Borrower, and for any write-up in the book value of any assets of the Borrower resulting from the subsequent revaluation thereof, each determined by reference to Borrower's financial statements to be provided to the Bank under the Loan Agreement.

     6.   The financial covenants set forth in Sections 5.8(b) and
(c) of the Loan Agreement are deleted.

     7. Transactions with Affiliates. Borrower shall not enter into any contractual agreement with any affiliate, to be defined to include a parent, subsidiary, shareholder holding at least five percent (5%) of Borrower's outstanding stock, director or officer, without the prior written consent of the Bank.

     8. Payment of Attorneys' Fees and Costs. Contemporaneously with the delivery of this Ninth Amendment, Borrower shall deliver to Ray, Quinney & Nebeker a payment in the form of a check or draft made payable to Ray, Quinney & Nebeker in the amount of $1,500.

     9.   No Obligation to Enter into Additional Amendments.
Borrower agrees and acknowledges that this Ninth Amendment, together with all prior Amendments entered into between Borrower and Bank, shall create no further obligations on Bank to enter into any additional amendments in the future.

     10. Affirmation of Security Interest. Borrower reaffirms and acknowledges the security interests heretofore granted to Bank in the Security Agreement and any prior Amendments to the Revolving
Loan Agreement.

     11. Incorporation by Reference. The entire Loan Agreement and any prior written amendments (the "Prior Amendment") are hereby incorporated by this reference into this Amendment as if those agreements were fully set out in the text of this Amendment, subject however, to the modifications and amendments which are herein set forth. Accordingly, all defined terms found in the Loan Agreement and the Prior Amendment shall have the same meaning herein (including in the recitals above), except to the extent that amendments to such definitions are made in this Amendment.

     12. Borrower Acknowledgments and Waivers. Borrower hereby represents, warrants, acknowledges and agrees that, as of the date hereof: (a) Borrower has no offsets, counterclaims or other claims of damage or liability against Bank or defenses to payments due under the Obligations, and Borrower, in all events, hereby knowingly and intentionally waives, relinquishes and releases the right to assert or claim any of the foregoing; (b) Bank is not nor has it been in breach or default of any of the duties or obligations of Bank under any of the Loan Documentation, and Borrower fully and knowingly hereby waives, releases and relinquishes the right to make any claim for the same; (c) the execution and performance of this Amendment have been duly authorized pursuant to all necessary corporate authority; and (d) the recitals set forth above in this Amendment are true. Borrower further reaffirms its obligations hereunder and all of the Obligations, as modified hereby. Except as specifically and expressly provided in writing signed by the Bank, neither this Amendment nor any action taken in accordance herewith shall constitute a release or waiver of any obligation or liability of Borrower under the Loan Documentation, including the Loan Agreement or the Note.

     13. Integration. The incorporation herein of the Loan Agreement and the Prior Amendment accomplishes a full integration of the agreements of the Borrower and Bank and the Loan Agreement shall now be the integrated and coordinated compilation of the original Loan Agreement, the Prior Amendment and this Amendment and is the final and definitive written expression and agreement of the parties with respect to the subject matter thereof. All prior writings and notes are superseded by this integrated agreement, provided that nothing herein is meant to abrogate, except to the extent specifically modified or amended hereby, the Note, the Loan Agreement, or any of the other Loan Documentation. No prior oral understanding or agreement contradictory to the terms of this Amendment and the integrated Loan Agreement survives the execution hereof.
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     14.  Further Assurances.  Borrower agrees to take or cause to be taken all such other actions as shall be reasonably required by Bank in connection with and in perfection or continuation of the rights of the Bank with respect to the Obligations. Borrower shall also execute or cause to be executed such other documents, papers, instruments and agreements which are deemed, in the reasonable judgment of the Bank, to be necessary to complete, perfect or otherwise finalize the agreements and arrangements contemplated by this Amendment.

     15.  Counterparts.  This Ninth Amendment to Revolving Loan
Agreement may be signed in any number of counterparts, each of which shall be deemed an original, and such counterparts together shall constitute one and the same agreement.

     IN WITNESS WHEREOF the parties hereto have caused this Ninth
Amendment to be executed as of the date first written above.

BORROWER:                          THE BANK:

PST VANS, INC.                     THE BANK OF NEW YORK



By:                                By:

Its:                               Its: